Exhibit 99.2


                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION. 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the filing of the Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2002 (the "Report") by Interactive Data Corporation (the "Company"), the undersigned, as the Chief Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

         o the Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

         o the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                           /s/ Steven G. Crane
                                           Name:  Steven G. Crane
                                           Title:  Chief Financial Officer